Exhibit 99.1

EDITORIAL CONTACT:	PRGPSN4323

Michele Drake
+1 650 752 5296
michele_drake@agilent.com

INVESTOR CONTACT:

Hilliard Terry
+1 650 752 5329
hilliard_terry@agilent.com

Agilent Technologies Reports Third-Quarter 2003 Results

Company on Track to Achieve Profitability in Fourth Quarter

     PALO ALTO, Calif., Aug. 18, 2003 — Agilent Technologies Inc. (NYSE: A) today reported orders of $1.47 billion and revenue of $1.50 billion for the fiscal third quarter ended July 31, 2003. During the quarter, the company recognized a $1.4 billion non-cash charge required under Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes,” and reported a GAAP net loss of $1.56 billion, or $3.28 per share. Excluding that charge, the company would have reported a loss from operations of $110 million, or $0.23 per share, which compares to a GAAP loss of $223 million, or $0.48 per share, one year ago.

     Also excluding $99 million of net restructuring charges and intangibles amortization, Agilent reported a net loss for the third quarter of $11 million, or $0.02 per share, versus a loss on a comparable basis of $0.31 per share one year ago.

     “We are encouraged by our third-quarter operating results,” said Ned Barnholt, Agilent chairman, president and chief executive officer. “Orders and revenues came in at expectations, with earnings from operations near the top end of expectations. We are confident that we’ll meet our commitment to achieve an operating breakeven cost structure of $1.45 billion and return to profitability in the fourth quarter of this year.”(1)

     Agilent saw a continued rebound this quarter in semiconductor equipment orders, which reached their highest level in three years. Activity in the company’s other segments remained roughly flat compared to the prior year.

     “We made good progress in continuing to reduce our structural costs,” Barnholt said. “These costs were reduced by nearly $100 million during the quarter, while worldwide headcount fell by an additional 2,400 during the last three months.”

     Continued progress was also reflected on the balance sheet. The company generated $38 million cash from working capital during the quarter despite sequentially higher revenues. Capital spending, at $62 million, remained below depreciation expense of $77 million. Net cash consumption was only $103 million despite $121 million of cash restructuring payments. The company ended the quarter with over $1.4 billion in cash and equivalents.

     Looking ahead, Barnholt said, “We are seeing more evidence of a sustainable upturn in semiconductor capital equipment, and in the underlying semiconductor markets.” Overall, the company anticipates a normal seasonal increase during the fiscal fourth quarter, with revenues in the range of $1.50 billion to $1.60 billion. Earnings before restructuring and amortization charges are expected to be in a range of an operating breakeven to $0.10 per share.(1)

     “Our fourth-quarter priority remains firmly focused on achieving a $1.45 billion operating breakeven cost structure, which will lay the foundation for sustained profitability in 2004,” Barnholt said.(1) “I am confident we will achieve this milestone while continuing to deliver the innovative new products to our customers that will ensure their and our long-term success.”

Segment Results

Test and Measurement
(in millions)

	Q3:F03	Q2:F03	Q3:F02

Orders	566	608	590
Revenues	613	652	521
Operating Profit(2)	(69)	(103)	(260)

     Third-quarter Test and Measurement orders were down 4 percent from one year ago and were off 7 percent from the seasonally strong second quarter. By market segment, communications test orders were down 9 percent from last year largely because of continued weakness in wireline test coupled with a modest decline in wireless test. General purpose test orders were up 8 percent compared to last year because of renewed strength in aerospace and defense markets and rising demand for the new oscilloscope product line. Third-quarter revenues of $613 million were 18 percent above last year, when implementation of a new ERP system interrupted shipments. Sequentially, revenues were down 6 percent.

     The cumulative benefits of aggressive restructuring were clearly evident in the operating results of this segment. The third-quarter operating loss of $69 million was improved by $34 million from three months earlier despite $39 million lower revenues. Compared to last year, the operating loss was reduced by $191 million on $92 million of increased revenues. It is anticipated that this segment will return to profitability in the fourth quarter of this year.

Automated Test
(in millions)

	Q3:F03	Q2:F03	Q3:F02

Orders	251	219	212
Revenues	206	153	194
Operating Profit(2)	6	(37)	(5)

     The rebound in the Automated Test segment continued in the third quarter, with orders of $251 million up 18 percent from last year to the highest levels since the fourth quarter of 2000. Sequentially, orders were up 15 percent, with both semiconductor test and manufacturing test participating in the increase. Revenues of $206 million were 6 percent above last year and up 35 percent sequentially. Semiconductor Test’s third-quarter book-to-bill ratio of 1.29 was well ahead of the industry’s June reading of 1.19. In the third quarter, this segment returned to profitability, with operating profits of $6 million compared to an operating loss of $5 million one year earlier and a loss of $37 million during the second quarter of this year.

Semiconductor Products
(in millions)

	Q3:F03	Q2:F03	Q3:F02

Orders	358	420	383
Revenues	380	376	390
Operating Profit(2)	(8)	(43)	(38)

     Semiconductor Products’ third-quarter orders of $358 million were down 7 percent from last year because of the continued sharp drop in the hardcopy ASIC business. Excluding hardcopy ASICs, segment orders were up 8 percent from one year ago. Total segment orders were off 15 percent from the seasonally strong second quarter. Revenues of $380 million were down 3 percent from last year and up 1 percent sequentially. Excluding the hardcopy ASIC business, revenues were up 10 percent, consistent with the year-to-year increase in worldwide semiconductor industry sales. Segment operating results benefited from better yields on new products, the shutdown of a facility and restructuring actions. The third-quarter segment loss of $8 million represented a $35 million improvement over second-quarter results on essentially flat revenues. Compared to last year, the operating loss was reduced by $30 million despite $10 million lower sales.

Life Sciences and Chemical Analysis
(millions)

	Q3:F03	Q2:F03	Q3:F02

Orders	293	280	271
Revenues	303	286	286
Operating Profit(2)	41	20	42

     Life Sciences and Chemical Analysis orders and revenues showed some improvement from the generally flat trend of the past several quarters. Third-quarter orders of $293 million were up 8 percent from last year and up 5 percent sequentially. Life Sciences showed the most strength, with orders up 14 percent from last year and 10 percent sequentially while Chemical Analysis orders rose 4 percent from last year and were 1 percent ahead of the second quarter. Revenues of $303 million were 6 percent ahead of one year ago and the second quarter. Segment profits were about equal to one year ago. Compared to the second quarter, when spending is seasonally higher, operating profits were improved by $21 million on $17 million higher revenues.

Note on Non-Cash Charge Related to SFAS 109

     In accordance with the Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes,” Agilent recorded a non-cash charge of $1.4 billion to establish a valuation allowance, which essentially eliminates its net deferred tax assets. This adjustment will impact both GAAP tax expense and shareholders’ equity on Agilent’s financial statements, but has no impact on the company’s cash flow, liquidity or future prospects.

     In large part because of Agilent’s cumulative losses over the past few years in the United States and the United Kingdom, SFAS No. 109 requires that “greater weight be given to previous cumulative losses than the outlook for future profitability when determining whether deferred tax assets can be used.” In essence, the company is now unable to reference forecasts of future operating profits to value its deferred tax assets for GAAP purposes. The company emphasized that the establishment of this allowance was done strictly for purposes of conformance with GAAP, and does not in any way reflect reduced confidence in its future prospects. In fact, the company remains confident it will be able to use the entirety of its deferred tax assets before expiration dates that range from 5 to 20 years.

     This valuation allowance will be reviewed periodically after the company has achieved positive retained earnings, and could be reversed, partially or totally, when business results have sufficiently improved to support recognition of the deferred tax assets for GAAP purposes. Until that point, Agilent will record a near zero tax rate for GAAP reporting purposes.

About Agilent Technologies

     Agilent Technologies Inc. (NYSE: A) is a global technology leader in communications, electronics, life sciences and chemical analysis. The company’s 30,000 employees serve customers in more than 110 countries. Agilent had net revenue of $6 billion in fiscal year 2002. Information about Agilent is available on the Web at www.agilent.com.

     More financial information about this quarter’s earnings is available at www.investor.agilent.com.

     Agilent management will host a live webcast of its quarterly conference call with the investment community in listen-only mode today at 1:30 p.m. (PT). Listeners may log on at www.investor.agilent.com and select “conference calls.” The webcast will remain on the company site for seven days.

     A telephone replay of the conference call will be available starting at 4:30 p.m. (PT) on Aug. 18 through Aug. 26 by dialing + 719 457 0820 and entering pass code 607246.

Forward-Looking Statements

     This news release contains forward-looking statements (including, without limitation, information regarding projected revenue, earnings, breakeven and profitability, delivery of new innovative products, the outlook for the markets that Agilent serves and deferred tax assets, valuation allowance and GAAP tax rate) that involve risks and uncertainties that could cause results of Agilent to differ materially from management’s current expectations.

     In addition, other risks that Agilent faces in running its operations include: the ability to execute successfully through the current economic downturn and an upturn while it continues to implement significant workforce and other cost reductions; the ability to meet and achieve the benefits of its cost reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; increasing competitive, pricing and gross margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the risk that we may not be able to use a portion of deferred tax assets before their expiration dates; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the successful implementation of Agilent’s ERP and other information systems and the ability to realize the benefits from these and other IT systems investments; the ability to improve asset performance to adapt to the current economic slowdown and other changes in demand; the ability to successfully introduce new products at the right time, price and mix, and other risks detailed in the company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended Oct. 31, 2002, its Quarterly Report on Form 10-Q for the quarter ended April 30, 2003 and its Current Report on Form 8-K filed July 17, 2003. The company assumes no obligation to update the information in this press release.

(1)	Agilent’s goal of achieving an operating breakeven cost structure of $1.45 billion in the fourth quarter and the company’s guidance range for the fourth quarter do not include restructuring costs and intangibles amortization. The $1.45 billion goal also excludes roughly $45 million of temporarily increased programmatic IT costs associated with its ERP and CRM implementations. Restructuring costs for the fourth quarter cannot be reliably estimated and may be significant. Amortization of intangibles is expected to be about $9 million quarterly. Pro forma tax rate is assumed to be 50 percent.

(2)	Before restructuring charges in all periods.

# # #

NOTE TO EDITORS: Further technology, corporate citizenship and executive news is available on the Agilent news site at www.agilent.com/go/news.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended
	July 31,
			Percent
	2003	2002	Inc/(Dec)

Orders	$1,468	$1,456	1%

Net revenue	$1,502	$1,391	8%
Costs and expenses:
Cost of products and services	954	897	6%
Research and development	257	304	(15%)
Selling, general and administrative	481	619	(22%)

Total costs and expenses	1,692	1,820	(7%)

Loss from operations	(190)	(429)	56%
Other income (expense), net	(1)	6	(117%)

Loss from continuing operations before taxes	(191)	(423)	55%
Benefit for taxes	(81)	(200)	(60%)

Loss from continuing operations before tax valuation allowance	(110)	(223)	51%
Tax valuation allowance	1,435	—

Loss from continuing operations	(1,545)	(223)	(593%)
Loss from sale of discontinued operations, net of taxes	—	(5)

Loss before cumulative effect of accounting changes	(1,545)	(228)	(578%)
Tax adjustment for cumulative effect of adopting SFAS No. 142	(11)	—

Net loss	$(1,556)	$(228)	(582%)

Net loss per share — Basic and diluted:
Loss from continuing operations	$(3.25)	$(0.48)
Loss from sale of discontinued operations, net	—	(0.01)
Tax adjustment for cumulative effect of adopting SFAS No. 142	(0.03)	—

Net loss	$(3.28)	$(0.49)

Weighted average shares used in computing loss per share:
Basic and diluted	475	466

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share amounts)
(Unaudited)

	Nine Months Ended
	July 31,
			Percent
	2003	2002	Inc/(Dec)

Orders	$4,353	$4,518	(4%)

Net revenue	$4,381	$4,274	3%
Costs and expenses:
Cost of products and services	2,798	2,711	3%
Research and development	830	928	(11%)
Selling, general and administrative	1,534	1,855	(17%)

Total costs and expenses	5,162	5,494	(6%)

Loss from operations	(781)	(1,220)	36%
Other income (expense), net	14	47	(70%)

Loss from continuing operations before taxes	(767)	(1,173)	35%
Benefit for taxes	(399)	(386)	3%

Loss from operations before tax valuation allowance	(368)	(787)	53%
Tax valuation allowance	1,435	—

Loss from continuing operations	(1,803)	(787)	(129%)
Loss from sale of discontinued operations, net of taxes	—	(9)

Loss before cumulative effect of accounting changes	(1,803)	(796)	(127%)
Cumulative effect of adopting SFAS No. 142	(268)	—

Net loss	$(2,071)	$(796)	(160%)

Net loss per share — Basic and diluted:
Loss from continuing operations	$(3.82)	$(1.69)
Loss from sale of discontinued operations, net	—	(0.02)
Cumulative effect of adopting SFAS No. 142, net	(0.57)	—

Net loss	$(4.39)	$(1.71)

Weighted average shares used in computing loss per share:
Basic and diluted	472	465

Loss from sale of discontinued operations, net of taxes relate to the sale of our Healthcare Solutions group.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Excluding Restructuring, Amortization of Intangibles, Tax Valuation Allowance
and Non-Operational Items
(Unaudited)

(In millions, except per share amounts)
	Three Months Ended
	July 31,
			Percent
	2003	2002	Inc/(Dec)

Orders	$1,468	$1,456	1%

Net revenue	$1,502	$1,391	8%
Costs and expenses:
Cost of products and services	896	880	2%
Research and development	225	289	(22%)
Selling, general and administrative	408	483	(16%)

Total costs and expenses	1,529	1,652	(7%)

Loss from operations	(27)	(261)	90%
Other income (expense), net	5	10	(50%)

Loss before taxes	(22)	(251)	91%
Benefit for taxes	(11)	(108)	(90%)

Non-GAAP net loss	$(11)	$(143)	92%

Non-GAAP net loss per share:
Basic and diluted	$(0.02)	$(0.31)
Weighted average shares used in computing non-GAAP net loss per share:
Basic and diluted	475	466
The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following non-operational items and reconcile to GAAP net loss:
Net loss per GAAP	$(1,556)	$(228)
Non-GAAP adjustments:
Goodwill	—	82
Other intangibles	22	13
Asset impairments	7	18
Retirement plans curtailment loss (gain)	5	(19)
Discontinued operations	—	8
Restructuring	141	78
Gain on sale of assets	(1)	—
Other	(5)	—
Tax valuation allowance	1,446	—
Adjustment for income taxes	(70)	(95)

Non-GAAP net loss	$(11)	$(143)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies. Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Excluding Restructuring, Amortization of Intangibles, Tax Valuation Allowance
and Non-Operational Items
(Unaudited)

(In millions, except per share amounts)
	Nine Months Ended
	July 31,
			Percent
	2003	2002	Inc/(Dec)

Orders	$4,353	$4,518	(4%)

Net revenue	$4,381	$4,274	3%
Costs and expenses:
Cost of products and services	2,658	2,621	1%
Research and development	766	897	(15%)
Selling, general and administrative	1,368	1,477	(7%)
Total costs and expenses	4,792	4,995	(4%)

Loss from operations	(411)	(721)	43%
Other income (expense), net	26	38	(32%)

Loss before taxes	(385)	(683)	44%
Benefit for taxes	(193)	(294)	(34%)

Non-GAAP net loss	$(192)	$(389)	51%

Non-GAAP net loss per share:
Basic and diluted	$(0.41)	$(0.84)
Weighted average shares used in computing non-GAAP net loss per share:
Basic and diluted	472	465
The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following non-operational items and reconcile to GAAP net loss:
Net loss per GAAP	$(2,071)	$(796)
Non-GAAP adjustments:
Goodwill	—	247
Other intangibles	46	39
Restructuring	314	218
Asset impairment	15	18
Retirement plans curtailment loss (gain)	5	(19)
SFAS No. 142 adoption	268	—
Discontinued operations	—	15
Gain on sale of assets	(3)	(13)
Other	5	—
Tax valuation allowance	1,446	—
Adjustment for income taxes	(217)	(98)

Non-GAAP net loss	$(192)	$(389)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies. Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC
RECONCILIATION FROM GAAP TO NON-GAAP
NET LOSS
THREE MONTHS ENDED JULY 31, 2003

(Unaudited)		Non-GAAP Adjustments

		Other		Gain on Sale	Retirement Plans	Asset
(In millions, except per share amounts)	GAAP	Intangibles	Restructuring	of Assets	Curtailment Loss	Impairment

Orders	$1,468	$—	$—	$—	$—	$—

Net revenue	$1,502	$—	$—	$—	$—	$—
Costs and expenses:
Cost of products and services	954	(18)	(44)	—	(1)	—
Research and development	257	—	(31)	—	(1)	—
Selling, general and administrative	481	(4)	(66)	—	(3)	—

Total costs and expenses	1,692	(22)	(141)	—	(5)	—

Loss from operations	(190)	22	141	—	5	—
Other income (expense), net	(1)	—	—	(1)	—	7

Loss from operations before taxes	(191)	22	141	(1)	5	7
Benefit for taxes	(81)	—	—	—	—	—

Loss from operations before tax valuation allowance	(110)	22	141	(1)	5	7
Tax valuation allowance	1,435	—	—	—	—	—

Loss before cumulative effect of accounting changes	(1,545)	22	141	(1)	5	7
Tax adjustment for cumulative effect of adopting SFAS No. 142	(11)	—	—	—	—	—

Net loss	$(1,556)	$22	$141	$(1)	$5	$7

Net loss per share — Basic and Diluted:
Loss before cumulative effect of accounting changes	$(3.25)	$0.05	$0.30	$—	$0.01	$0.01
Tax adjustment for cumulative effect of adopting SFAS No. 142	(0.03)	—	—	—	—	—

Net loss	$(3.28)	$0.05	$0.30	$—	$0.01	$0.01

Weighted average shares used in computing net loss per share:
Basic and diluted	475	475	475	475	475	475

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Unaudited)	Non-GAAP Adjustments

		Tax Valuation	Adjustment for
(In millions, except per share amounts)	Other	Allowance	Income Taxes	Non-GAAP

Orders	$—	$—	$—	$1,468

Net revenue	$—	$—	$—	$1,502
Costs and expenses:
Cost of products and services	5	—	—	896
Research and development	—	—	—	225
Selling, general and administrative	—	—	—	408

Total costs and expenses	5	—	—	1,529

Loss from operations	(5)	—	—	(27)
Other income (expense), net		—	—	5

Loss from operations before taxes	(5)	—	—	(22)
Benefit for taxes			70	(11)

Loss from operations before tax valuation allowance	(5)	—	(70)	(11)
Tax valuation allowance	—	(1,435)	—	—

Loss before cumulative effect of accounting changes	(5)	1,435	(70)	(11)
Tax adjustment for cumulative effect of adopting SFAS No. 142	—	11	—	—

Net loss	$(5)	$1,446	$(70)	$(11)

Net loss per share — Basic and Diluted:
Loss before cumulative effect of accounting changes	$(0.01)	$3.02	$(0.15)	$(0.02)
Tax adjustment for cumulative effect of adopting SFAS No. 142	—	0.03	—	—

Net loss	$(0.01)	$3.05	$(0.15)	$(0.02)

Weighted average shares used in computing net loss per share:
Basic and diluted	475	475	475	475

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC
RECONCILIATION FROM GAAP TO NON-GAAP
NET LOSS
NINE MONTHS ENDED JULY 31, 2003

(Unaudited)		Non-GAAP Adjustments

		Other		Asset	Gain on Sale	Retirement Plans
(In millions, except per share amounts)	GAAP	Intangibles	Restructuring	Impairment	of Assets	Curtailment Loss

Orders	$4,353	$—	$—	$—	$—	$—

Net revenue	$4,381	$—	$—	$—	$—	$—
Costs and expenses:
Cost of products and services	2,798	(38)	(96)	—	—	(1)
Research and development	830	—	(63)	—	—	(1)
Selling, general and administrative	1,534	(8)	(155)	—	—	(3)

Total costs and expenses	5,162	(46)	(314)	—	—	(5)

Loss from operations	(781)	46	314	—	—	5
Other income (expense), net	14	—	—	15	(3)	—

Loss from operations before taxes	(767)	46	314	15	(3)	5
Benefit for taxes	(399)	—	—	—	—	—

Loss from operations before tax valuation allowance	(368)	46	314	15	(3)	5
Tax valuation allowance	1,435	—	—	—	—	—

Net loss before cumulative effect of accounting changes	(1,803)	46	314	15	(3)	5
Cumulative effect of adopting SFAS No. 142	(268)	—	—	—	—	—

Net loss	$(2,071)	$46	$314	$15	$(3)	$5

Net loss per share — Basic and Diluted:
Loss from operations and before cumulative effect of accounting changes	$(3.82)	$0.10	$0.67	$0.03	$(0.01)	$0.01
Cumulative effect of adopting SFAS No. 142	(0.57)	—	—	—	—	—

Net loss	$(4.39)	$0.10	$0.67	$0.03	$(0.01)	$0.01

Weighted average shares used in computing net loss per share:
Basic and diluted	472	472	472	472	472	472

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Unaudited)	Non-GAAP Adjustments

	SFAS No.		Tax Valuation	Adjustment for
(In millions, except per share amounts)	142	Other	Allowance	Income Taxes	Non-GAAP

Orders	$—	$—	$—	$—	$4,353

Net revenue	$—	$—	$—	$—	$4,381
Costs and expenses:
Cost of products and services	—	(5)	—	—	2,658
Research and development	—	—	—	—	766
Selling, general and administrative	—	—	—	—	1,368

Total costs and expenses	—	(5)	—	—	4,792

Loss from operations	—	5	—	—	(411)
Other income (expense), net	—	—	—	—	26

Loss from operations before taxes	—	5	—	—	(385)
Benefit for taxes	—	—	—	206	(193)

Loss from operations before tax valuation allowance	—	5	—	(206)	(192)
Tax valuation allowance	—	—	(1,435)	—	—

Net loss before cumulative effect of accounting changes	—	5	1,435	(206)	(192)
Cumulative effect of adopting SFAS No. 142	268	—	11	(11)	—

Net loss	$268	$5	$1,446	$(217)	$(192)

Net loss per share — Basic and Diluted:
Loss from operations and before cumulative effect of accounting changes	$—	$0.01	$3.04	$(0.44)	$(0.41)
Cumulative effect of adopting SFAS No. 142	0.57	—	0.02	(0.02)	—

Net loss	$0.57	$0.01	$3.06	$(0.46)	$(0.41)

Weighted average shares used in computing net loss per share:
Basic and diluted	472	472	472	472	472

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC
RECONCILIATION FROM GAAP TO NON-GAAP
NET LOSS
THREE MONTHS ENDED JULY 31, 2002

(Unaudited)		Non-GAAP Adjustments

			Other		Discontinued
(In millions, except per share amounts)	GAAP	Goodwill	Intangibles	Restructuring	Operations

Orders	$1,456	$—	$—	$—	$—

Net revenue	$1,391	$—	$—	$—	$—
Costs and expenses:
Cost of products and services	897	—	(10)	(16)	—
Research and development	304	—	—	(16)	—
Selling, general and administrative	619	(82)	(3)	(46)	—

Total costs and expenses	1,820	(82)	(13)	(78)	—

Loss from operations	(429)	82	13	78	—
Other income (expense), net	6	—	—	—	—

Loss from continuing operations before taxes	(423)	82	13	78	—
Benefit for taxes	(200)	—	—	—	(3)

Loss from continuing operations	(223)	82	13	78	3
Loss from sale of discontinued operations, net of taxes	(5)	—	—	—	5

Net loss	$(228)	$82	$13	$78	$8

Net loss per share — Basic and Diluted:
Loss from continuing operations	$(0.48)	$0.18	$0.03	$0.17	$0.01
Loss from sale of discontinued operations, net of taxes	$(0.01)	$—	$—	$—	$0.01

Net loss	$(0.49)	$0.18	$0.03	$0.17	$0.02

Weighted average shares used in computing net loss per share:
Basic and diluted	466	466	466	466	466

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Unaudited)	Non-GAAP Adjustments

	Asset	Adjustment for	Retirement Plans
(In millions, except per share amounts)	Impairment	Income Taxes	Curtailment Gains	Non-GAAP

Orders	$—	$—	$—	$1,456

Net revenue	$—	$—	$—	$1,391
Costs and expenses:
Cost of products and services	(2)	—	11	880
Research and development	(2)	—	3	289
Selling, general and administrative	(10)	—	5	483

Total costs and expenses	(14)	—	19	1,652

Loss from operations	14	—	(19)	(261)
Other income (expense), net	4	—	—	10

Loss from continuing operations before taxes	18	—	(19)	(251)
Benefit for taxes	—	95	—	(108)

Loss from continuing operations	18	(95)	(19)	(143)
Loss from sale of discontinued operations, net of taxes	—	—	—	—

Net loss	$18	$(95)	$(19)	$(143)

Net loss per share — Basic and Diluted:
Loss from continuing operations	$0.04	$(0.21)	$(0.05)	$(0.31)
Loss from sale of discontinued operations, net of taxes	$—	$—	$—	$—

Net loss	$0.04	$(0.21)	$(0.05)	$(0.31)

Weighted average shares used in computing net loss per share:
Basic and diluted	466	466	466	466

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC
RECONCILIATION FROM GAAP TO NON-GAAP
NET LOSS
NINE MONTHS ENDED JULY 31, 2002

(Unaudited)		Non-GAAP Adjustments

			Other		Discontinued	Asset
(In millions, except per share amounts)	GAAP	Goodwill	Intangibles	Restructuring	Operations	Impairment

Orders	$4,518	$—	$—	$—	$—	$—

Net revenue	$4,274	$—	$—	$—	$—	$—
Costs and expenses:
Cost of products and services	2,711	—	(30)	(69)	—	(2)
Research and development	928	—	—	(32)	—	(2)
Selling, general and administrative	1,855	(247)	(9)	(117)	—	(10)

Total costs and expenses	5,494	(247)	(39)	(218)	—	(14)

Loss from operations	(1,220)	247	39	218	—	14
Other income (expense), net	47	—	—	—	—	4

Loss from continuing operations before taxes	(1,173)	247	39	218	—	18

Benefit for taxes	(386)	—	—	—	(6)	—

Loss from continuing operations	(787)	247	39	218	6	18
Loss from sale of discontinued operations, net of taxes	(9)	—	—	—	9	—

Net loss	$(796)	$247	$39	$218	$15	$18

Net loss per share — Basic and Diluted:
Loss from continuing operations	$(1.69)	$0.53	$0.08	$0.47	$0.01	$0.04
Loss from sale of discontinued operations, net of taxes	$(0.02)	$—	$—	$—	$0.02	$—

Net loss	$(1.71)	$0.53	$0.08	$0.47	$0.03	$0.04

Weighted average shares used in computing net loss per share:
Basic and diluted	465	465	465	465	465	465

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Unaudited)	Non-GAAP Adjustments

	Gain on Sale	Adjustment for	Retirement Plans
(In millions, except per share amounts)	of Assets	Income Taxes	Curtailment Gains	Non-GAAP

Orders	$—	$—	$—	$4,518

Net revenue	$—	$—	$—	$4,274
Costs and expenses:
Cost of products and services	—	—	11	2,621
Research and development	—	—	3	897
Selling, general and administrative	—	—	5	1,477

Total costs and expenses	—	—	19	4,995

Loss from operations	—	—	(19)	(721)
Other income (expense), net	(13)	—	—	38

Loss from continuing operations before taxes	(13)	—	(19)	(683)

Benefit for taxes	—	98	—	(294)

Loss from continuing operations	(13)	(98)	(19)	(389)
Loss from sale of discontinued operations, net of taxes	—	—	—	—

Net loss	$(13)	$(98)	$(19)	$(389)

Net loss per share — Basic and Diluted:
Loss from continuing operations	$(0.03)	$(0.21)	$(0.04)	$(0.84)
Loss from sale of discontinued operations, net of taxes	$—	$—	$—	—

Net loss	$(0.03)	$(0.21)	$(0.04)	$(0.84)

Weighted average shares used in computing net loss per share:
Basic and diluted	465	465	465	465

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States and may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(in millions, except par value and share amounts)
(Unaudited)

	July 31,	October 31,
	2003	2002

ASSETS Current assets:
Cash and cash equivalents	$1,430	$1,844
Accounts receivable, net	967	1,118
Inventory	1,051	1,184
Current deferred tax assets	13	462
Other current assets	289	272

Total current assets	3,750	4,880
Property, plant and equipment, net	1,449	1,579
Goodwill and other intangible assets, net	391	685
Long-term deferred tax assets	14	635
Other assets	386	424

Total assets	$5,990	$8,203

LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities:
Accounts payable	$274	$305
Employee compensation and benefits	550	533
Deferred revenue	259	244
Income and other taxes payable	295	325
Other accrued liabilities	410	574

Total current liabilities	1,788	1,981

Senior convertible debentures	1,150	1,150
Other liabilities	332	445

Total liabilities	3,270	3,576

Commitments and contingencies	—	—
Stockholders’ equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 467 million shares at October 31, 2002 and 475 million shares at July 31, 2003 issued and outstanding	5	5
Additional paid-in capital	4,976	4,872
Accumulated deficit	(2,172)	(101)
Accumulated comprehensive loss	(89)	(149)

Total stockholders’ equity	2,720	4,627

Total liabilities and stockholders’ equity	$5,990	$8,203

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)

	Nine months	Three months
	ended	ended
	July 31,	July 31,
	2003	2003

Cash flows from operating activities:
Net loss	$(2,071)	$(1,556)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	233	77
Amortization	40	14
Inventory-related charges	11	5
Deferred taxes	1,085	1,402
Asset impairment charges	89	62
Net gain on sale of assets	(5)	(3)
Adoption of SFAS No. 142	268	—
Changes in assets and liabilities:
Accounts receivable	169	(24)
Inventory	112	68
Accounts payable	(15)	(6)
Employee compensation and benefits	(183)	(127)
Income taxes	(98)	(37)
Other current assets and liabilities	(83)	(39)
Other long-term assets and liabilities	75	73

Net cash used in operating activities *:	(373)	(91)
Cash flows from investing activities:
Investments in property, plant and equipment	(148)	(62)
Dispositions of property, plant and equipment	6	(1)
Purchase of equity investments	(4)	(2)

Net cash used in investing activities:	(146)	(65)
Cash flows from financing activities:
Issuance of common stock under employee stock plans	104	53
Net payments to notes payable and short-term borrowings	1	—

Net cash provided by financing activities:	105	53
Change in cash and cash equivalents	(414)	(103)
Cash and cash equivalents at beginning of period	1,844	1,533

Cash and cash equivalents at end of period	$1,430	$1,430

* Cash payments (receipts) included in operating activities:
Restructuring	297	121
Income tax (refunds) payments	(26)	13
Pension trust fund contributions	182	28

AGILENT TECHNOLOGIES, INC.
TEST AND MEASUREMENT INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	July 31,	July 31,	Yr vs.Yr	April 30,	Sequential
	2003	2002	% change	2003	% change

Orders	$566	$590	(4%)	$608	(7%)
Net Revenue	$613	$521	18%	$652	(6%)
Loss from operations	$(69)	$(260)	73%	$(103)	33%

	Nine months	Nine months
	ended	ended
	July 31,	July 31,	Yr vs.Yr
	2003	2002	% change

Orders	$1,768	$1,876	(6%)
Net Revenue	$1,898	$1,865	2%
Loss from operations	$(304)	$(603)	50%

Q3 FY03 vs Q2 FY03 BY MARKET SEGMENT

	Orders			Net Revenue

	Q3 FY03	Sequential	% of	Q3 FY03	Sequential	% of
	$ Amount	% change	Segment	$ Amount	% change	Segment

Communications test	$380	(8%)	67%	$413	(10%)	67%
General purpose test	186	(4%)	33%	200	4%	33%

	$566	(7%)	100%	$613	(6%)	100%

Q3 FY03 vs Q3 FY02 BY MARKET SEGMENT

	Orders		Net Revenue

	Q3 FY03	Yr vs.Yr	Q3 FY03	Yr vs.Yr
	$ Amount	% change	$ Amount	% change

Communications test	$380	(9%)	$413	16%
General purpose test	186	8%	200	21%

	$566	(4%)	$613	18%

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
AUTOMATED TEST INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	July 31,	July 31,	Yr vs.Yr	April 30,	Sequential
	2003	2002	% change	2003	% change

Orders	$251	$212	18%	$219	15%
Net Revenue	$206	$194	6%	$153	35%
Earnings (loss) from operations	$6	$(5)	N/M	$(37)	N/M

	Nine months	Nine months
	ended	ended
	July 31,	July 31,	Yr vs.Yr
	2003	2002	% change

Orders	$585	$594	(2%)
Net Revenue	$495	$486	2%
Loss from operations	$(79)	$(79)	—%

Q3 FY03 vs Q2 FY03 BY MARKET SEGMENT

	Orders			Net Revenue

	Q3 FY03	Sequential	% of	Q3 FY03	Sequential	% of
	$ Amount	% change	Segment	$ Amount	% change	Segment

Semiconductor test	$215	15%	86%	$167	38%	81%
Manufacturing test*	36	13%	14%	39	22%	19%

	$251	15%	100%	$206	35%	100%

Q3 FY03 vs Q3 FY02 BY MARKET SEGMENT

	Orders		Net Revenue

	Q3 FY03	Yr vs.Yr	Q3 FY03	Yr vs.Yr
	$ Amount	% change	$ Amount	% change

Semiconductor test	$215	20%	$167	4%
Manufacturing test*	36	9%	39	15%

	$251	18%	$206	6%

*Amounts presented as manufacturing test were previously included in test and measurement’s general purpose test. Earnings (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Earnings (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
SEMICONDUCTOR PRODUCTS INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	July 31,	July 31,	Yr vs.Yr	April 30,	Sequential
	2003	2002	% change	2003	% change

Orders	$358	$383	(7%)	$420	(15%)
Net Revenue	$380	$390	(3%)	$376	1%
Loss from operations	$(8)	$(38)	79%	$(43)	81%

	Nine months	Nine months
	ended	ended
	July 31,	July 31,	Yr vs.Yr
	2003	2002	% change

Orders	$1,159	$1,205	(4%)
Net Revenue	$1,123	$1,088	3%
Loss from operations	$(99)	$(136)	27%

Q3 FY03 vs Q2 FY03 BY MARKET SEGMENT

	Orders			Net Revenue

	Q3 FY03	Sequential	% of	Q3 FY03	Sequential	% of
	$ Amount	% change	Segment	$ Amount	% change	Segment

Networking	$118	(9%)	33%	$125	8%	33%
Personal systems	240	(17%)	67%	255	(2%)	67%

	$358	(15%)	100%	$380	1%	100%

Q3 FY03 vs Q3 FY02 BY MARKET SEGMENT

	Orders		Net Revenue

	Q3 FY03	Yr vs.Yr	Q3 FY03	Yr vs.Yr
	$ Amount	% change	$ Amount	% change

Networking	$118	3%	$125	(4%)
Personal systems	240	(10%)	255	(2%)

	$358	(7%)	$380	(3%)

Loss from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Loss from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION
(In millions, except percent changes)
(Unaudited)

	Three months	Three months		Three months
	ended	ended		ended
	July 31,	July 31,	Yr vs.Yr	April 30,	Sequential
	2003	2002	% change	2003	% change

Orders	$293	$271	8%	$280	5%
Net Revenue	$303	$286	6%	$286	6%
Earnings from operations	$41	$42	(2%)	$20	105%

	Nine months	Nine months
	ended	ended
	July 31,	July 31,	Yr vs.Yr
	2003	2002	% change

Orders	$841	$843	—%
Net Revenue	$865	$835	4%
Earnings from operations	$95	$97	(2%)

Earnings from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Earnings from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and some residual corporate charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts have been reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
Segment Earnings (Loss) from Operations
Reconciliation of Reporting Segments to Agilent Non-GAAP Loss
(In millions)
(Unaudited)

	Three months ended		Three months ended
	July 31,		April 30,

	2003	2002	2003

Test and Measurement	$(69)	$(260)	$(103)
Semiconductor Products	(8)	(38)	(43)
Automated Test	6	(5)	(37)
Life Sciences and Chemical Analysis	41	42	20
Residual corporate charges	3	—	(19)

Non-GAAP Loss from operations — Agilent	$(27)	$(261)	$(182)

Earnings (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP).

Earnings (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and residual corporate charges.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.
ORDERS AND NET REVENUE FROM OPERATIONS
BY GEOGRAPHY
(In millions, except percent changes)
(Unaudited)

	Three Months Ended		Percent
	July 31,		Inc/(Dec)

	2003	2002

ORDERS
Americas	$553	$623	(11%)
Europe	312	246	27%
Asia Pacific	603	587	3%

Total	$1,468	$1,456	1%

NET REVENUE
Americas	$578	$612	(6%)
Europe	298	252	18%
Asia Pacific	626	527	19%

Total	$1,502	$1,391	8%

	Nine Months Ended		Percent
	July 31,		Inc/(Dec)

	2003	2002

ORDERS
Americas	$1,638	$1,910	(14%)
Europe	911	858	6%
Asia Pacific	1,804	1,750	3%

Total	$4,353	$4,518	(4%)

NET REVENUE
Americas	$1,687	$1,840	(8%)
Europe	891	834	7%
Asia Pacific	1,803	1,600	13%

Total	$4,381	$4,274	3%

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.